FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF
THE TALBOT BANK OF EASTON	)	A CONSENT ORDER
EASTON, MARYLAND	)
	)	FDIC-13-018b
(INSURED STATE NONMEMBER BANK))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and The Talbot Bank of Easton, Easton, Maryland (“Bank”), as follows:

1.          The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices alleged to have been committed by the Bank, and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818 (b)(1), and has waived those rights.

2.          The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that such ORDER shall become effective upon the issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of section 8(i)(l) of the Act, 12 U.S.C. § 1818(i)(l), subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3.           In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce the ORDER in the United States District Court will be taken by the FDIC unless the Bank or any of its directors, officers, employees, agents, successor or assigns, or other institution-affiliated parties (as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u)), has violated or is about to violate any provision of the ORDER.

4.           The Bank hereby waives:

(a)          the receipt of a NOTICE;

(b)          all defenses to the allegations to be set forth in the NOTICE;

(c)          a hearing for the purpose of taking evidence on such alleged charges;

(d)          the filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

(e)          the issuance of a RECOMMENDED DECISION by an Administrative Law Judge;

(f)          Exceptions and briefs with respect to such RECOMMENDED DECISION; and

(g)          judicial review of the ORDER as provided by section 8(h) of the Act, 12 U.S.C. § 1818(h), or any other challenge to the validity of the ORDER.

Dated: May 23, 2013

Federal Deposit Insurance Corporation	The Talbot Bank of Easton
Legal Division	Easton, Maryland
By:	By:

/s/ Patty S. Ko	/s/ Herbert L. Andrew, III
Patty S. Ko	Andrew, Herbert L., III
Senior Attorney	Director
New York Regional Office

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/s/ Brenda W. Armistead
Armistead, Brenda W.
Director

/s/ Lloyd L. Beatty, Jr.
Beatty, Lloyd L., Jr.
Director

/s/ Carole Ann Clem
Clem, Carole Ann
Director

/s/ Michael R. Clemmer, Jr.
Clemmer, Jr., R. Michael
Director

/s/ John W. Dillon
Dillon, John W.
Director

/s/ William W. Duncan
Duncan, William W.
Director

/s/ David A. Fike
Fike, David A.
Director

/s/ Duane F. Marshall
Marshall, Duane F.
Director

/s/ Stephen M. Shearer
Shearer, Stephen M.
Director

/s/ Christopher F. Spurry
Spurry, Christopher F.
Director

3

/s/ David P. Valliant
Valliant, David P.
Director

/s/ W. Moorhead Vermilye
Vermilye, W. Moorhead
Director

Comprising the Board of Directors of The Talbot Bank of Eason Easton, Maryland

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